UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2019

TERADATA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33458	75-3236470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17095 Via Del Campo San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (866) 548-8348

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TDC	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amended Teradata 2012 Stock Incentive Plan. On April 30, 2019, the stockholders of Teradata Corporation (the “Company” or “Teradata”), upon recommendation of the Company’s Board of Directors (the “Board”), approved the amended and restated Teradata 2012 Stock Incentive Plan (the “Amended Plan”). The plan was initially approved by stockholders on April 20, 2012 and amended on April 26, 2016. The Amended Plan is described in the Company’s 2019 Proxy Statement, and the full text of the Amended Plan, attached as an Appendix to the 2019 Proxy Statement, is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Teradata Annual Meeting of Stockholders (the “Annual Meeting”) was held on April 30, 2019. At the Annual Meeting, the holders of a total of 111,063,616 shares of the Company’s common stock entitled to vote were present in person or represented by proxy, constituting approximately 94% of the total shares issued and outstanding and entitled to vote at the Annual Meeting. Stockholders voted on four matters:

1)	a proposal to elect Cary T. Fu, Michael P. Gianoni, Victor L. Lund, and Joanne B. Olsen as Class III directors;

2)	an advisory (non-binding) vote on executive compensation (a “say-on-pay” vote);

3)	a proposal to approve the amended and restated Teradata 2012 Stock Incentive Plan; and

4)	a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019.

The number of votes cast for or against, the number of abstentions, and the number of broker non-votes with respect to each matter required to be reported herein was certified by an independent inspector of elections, and are set forth below:

1)	Election of Class III directors for three-year terms expiring at the 2022 Annual Meeting and to hold office until their respective successors are duly elected and qualified.

a. Cary T. Fu

For: 101,567,587	Against: 558,832	Abstain: 164,151	Broker Non-Votes: 8,773,046

b. Michael P. Gianoni

For: 100,912,623	Against: 1,213,811	Abstain: 164,136	Broker Non-Votes: 8,773,046

c. Victor L. Lund

For: 98,196,108	Against: 3,940,117	Abstain: 154,345	Broker Non-Votes: 8,773,046

d. Joanne B. Olsen

For: 101,747,786	Against: 366,529	Abstain: 176,255	Broker Non-Votes: 8,773,046

2)	An advisory (non-binding) vote on executive compensation (“say-on-pay”).

For: 99,423,934	Against: 2,471,601	Abstain: 395,035	Broker Non-Votes: 8,773,046

3)	The approval of the amended and restated Teradata 2012 Stock Incentive Plan.

For: 92,601,866	Against: 9,490,033	Abstain: 198,671	Broker Non-Votes: 8,773,046

4)	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019.

For: 109,507,536	Against: 1,334,945	Abstain: 221,135

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description

10.1	Teradata 2012 Stock Incentive Plan (Amended and Restated as of March 1, 2019) (incorporated by reference from the Proxy Statement of Teradata Corporation filed with the SEC on March 13, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teradata Corporation

By:	/s/ Margaret A. Treese
Name:	Margaret A. Treese
Title:	Chief Corporate Governance Counsel and Secretary

Dated: May 6, 2019